Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund, Fidelity® Mid Cap Enhanced Index Fund and Fidelity® Small Cap Enhanced Index Fund
April 29, 2017
Prospectus

The following information supplements similar information for Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund, and Fidelity® Mid Cap Enhanced Index Fund found in the "Shareholder Information" section under the "Dividends and Capital Gain Distribution" heading.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends, if any, quarterly in March, June, September, and December and pays capital gain distributions in December.

GEI-17-03 1.857348.123	September 30, 2017